UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 14, 2013

Mobivity Holdings Corp.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-53851	26-3439095
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

58 W. Buffalo St. #200 Chandler, AZ 85225
(Address of principal executive offices)

(866)622-4261
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02

Results of Operations and Financial Condition

On February 14, 2013, we issued a press release announcing our results of operations for the fiscal year ended December 31, 2012.  The full text of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01

Financial Statements and Exhibits.

(d)	Exhibits	Method Filing
The following exhibit is filed with this report:

Exhibit 99.1	Press release dated February 14, 2013 regarding the registrant’s financial results for its fiscal year ended December 31, 2012.	Filed Electronically herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBIVITY HOLDINGS. CORP.

Dated: February 14, 2013	/s/ Dennis Becker
Dennis Becker,
Chief Executive Officer